UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2013

FS Investment Corporation II

 (Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Cira Centre
2929 Arch Street, Suite 675
Philadelphia, Pennsylvania		19104
(Address of principal executive officers)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 30, 2013, the size of the board of directors (the “Board”) of FS Investment Corporation II (the “Company”) was increased and Jerel A. Hopkins was appointed as a new member of the Board. Mr. Hopkins was appointed to serve for a term expiring at the Company’s 2014 annual meeting of stockholders.

Pursuant to the Company’s Amended and Restated Bylaws, the Board may modify the number of members of the Board. However, the number of directors may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than twelve. With the appointment of Mr. Hopkins, the size of the Board was increased to nine directors, six of whom are independent directors. The Company’s directors are elected annually for a term of one year, and serve until their successors are duly elected and qualified. Mr. Hopkins has not been elected to serve as a member of the Board pursuant to any agreement or understanding with the Company or any other person.

Mr. Hopkins will receive director fees consistent with the Company’s director compensation arrangement. To date, Mr. Hopkins has not been assigned to any committees of the Board.

Set forth below is biographical information pertaining to Mr. Hopkins:

Jerel A. Hopkins, 42, has served as Vice President and Associate General Counsel of Delaware Management Holdings, Inc., a diversified asset management firm and an affiliate of Macquarie Group Limited, since November 2004. Prior to joining Delaware Management Holdings, Inc., Mr. Hopkins served as an attorney in the corporate and securities department of the law firm Klehr Harrison Harvey Branzburg LLP from January 2000 to November 2004. Mr. Hopkins served as counsel in the division of enforcement and litigation of the Pennsylvania Securities Commission from August 1997 to December 1999 and as lead counsel of the internet fraud unit from January 1999 to December 1999. In addition, Mr. Hopkins served as special counsel on behalf of the Pennsylvania Securities Commission to the North American Securities Administrators Association, Inc. from January 1999 to December 1999. Mr. Hopkins has also served on the board of trustees of the Philadelphia College of Osteopathic Medicine since February 2012 and on the board of directors of Delaware Management Trust Company since July 2008. Mr. Hopkins received his B.S. from the Wharton School of the University of Pennsylvania and his J.D. from Villanova University School of Law.

Mr. Hopkins has significant experience in corporate and securities law matters and has served as a member of a number of boards. This experience has provided Mr. Hopkins, in the opinion of the Board, with experience and insight which is beneficial to the Company.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	October 1, 2013	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer